Exhibit 99.1

 July 2024  Investor Presentation

Safe Harbor Statement

Forward Looking Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act, as amended regarding our plans, expectations, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, all forward-looking statements are management's present expectations and are not guarantees of future events and are subject to a number of known and unknown risks and uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "would," "should," "plan," "predict," "potential," "project," "promising," "expect," "estimate," "anticipate," "intend," "goal," "strategy," "milestone," and similar expressions and variations thereof. Various factors could cause actual results to differ materially from these statements including our ability to execute on our commercial strategy and to grow our Aquadex® business, the possibility that we may be unable to raise sufficient funds necessary for our anticipated operations, our–clinical data collection activities, benefits of our products to patients, our expectations with respect to product development and commercialization efforts, our ability to increase market and physician acceptance of our products, potentially competitive product offerings, intellectual property protection, our expectations regarding anticipated synergies with and benefits of the Aquadex business, our business strategy, market size, potential growth opportunities and the other risks set forth under the caption "Risk Factors" and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent reports. We are providing this information as of the date of this presentation, and we undertake no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company's expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Financial and Statistical Data

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. These data involve a number of assumptions and limitations and have not been reviewed or audited by our independent registered accounting firm. You are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our advisors or representatives makes any representations as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation.

Trademarks

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Additional Information

You should read the documents that we have filed with the SEC for more complete information about us. We encourage you to read such documents in full for more detailed information, statistics, reports and clinical trials referenced in this presentation. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.

Aquadex FlexFlow® and Aquadex SmartFlow® are registered trademarks of Nuwellis, Inc.
Aquadex ® is a trademark of Nuwellis, Inc.

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nuwellis

 Overview  The Problem: Fluid Overload   The Market Opportunity  Nuwellis Solutions  Market Validation  Growth Strategy  Financial Snapshot  Team

 4  Our Mission  Nuwellis is dedicated to transforming the lives of patients suffering from Fluid Overload through science, collaboration, and innovation.

 The ProblemFluid Overload presents a significant public health challenge that impacts both patient outcomes and hospital resources.

 What is Hypervolemia (Fluid Overload)?  Hypervolemia is an excess of fluid in the bloodstream, vital organs and interstitial space that results in an array of patient symptoms  Tiredness  Shortness of breath  Pulmonary edema  (excess fluid in lungs)  Swelling in ankles and legs  Coughing  Pleural effusion (excess fluid around lungs)  Swelling in abdomen (ascites)  Pumping action of the heart grows weaker

6.7 million US adults with Heart Failure and ~50% will die within five years of their diagnosis[5,6]

With Fluid Overload as a leading cause of HF readmissions, it also presents a considerable economic burden on hospitals

PATIENT	HOSPITAL

• Over 1 million HF hospitalizations occur annually in the US[1]
• Efficacy of diuretic use in HF & CV surgery patients
  • 10-40%[5] are refractory
  • 68%[5] show sub-optimal response
	• Decompensated HF admission drives economic loss per admission
	• High readmission rates lead to Medicare penalties[4]

The Healthcare Burden of Heart Failure/Fluid Overload

90% of Heart Failure (HF) hospitalizations are due to signs and symptoms of Fluid Overload[1]

Unresolved congestion = **Poor clinical outcomes**[1]

Long Lengths of Stay & High Costs of Care

8 Days
Average HF Length of Stay[2]

$24,027
Total True Inpatient Cost per Encounter[2]

Low Reimbursement / High Loss per HF Hospitalization

	DRG 291	DRG 292	DRG 293
Reimbursement	$8,283[3]	$5,708[3]	$3,901[3]
Loss per visit	$15,744	$18,319	$20,126

High Readmission Rates

24%
30-Day Readmission rate[1]

50%
90-Day Readmission rate[1]

Related Costs/Penalties

$24,027
Non-reimbursable cost estimate for readmission encounter[2]

Opportunity Cost of occupied bed

Up to 3%
of ALL Medicare reimbursements[4]

1. Costanzo MR, et al. *J Am Coll Cardiol.* 2017 May 16;69(19):2428-2445. 2. From Premier Applied Sciences database. 3. 2021 DRG National Average Payment Table Update 4. https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/AcuteInpatientPPS/Readmissions-Reduction-Program 5. Testani, Circ Heart Failure, 2016;9:e002370. 6. Kazory A, Sgarabotto L, Ronco C: Extracorporeal Ultrafiltration for Acute Heart Failure. Cardiorenal Med 2023;13:1-8. doi: 10.1159/000527204

7 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

The market faces an urgent challenge as three patient categories grapple with the debilitating impact of Fluid Overload across multiple hospital specialty units

Fluid Overload is **a leading cause of hospital readmission** post 30 days following cardiac surgery[2]

Heart Failure

90% of all heart failure hospitalizations are due to symptoms of Fluid Overload[1]

Critical Care

For critically ill patients in the ICU, Fluid Overload **was associated with a markedly increased risk** for 90-day mortality[3]

Pediatric

In pediatric patients, Fluid Overload is associated with **significant increases in mortality**[4-5]

1. Costanzo MR, et al. JACC. 2017 May 16;69(19):2428-2445. 2. Iribarne A, et al. Ann Thorac Surg. 2014; 98(4): 1274-80. 3. Vaara ST et al. Crit Care.2012; 16: 1-11. 4. Sutherland SM, et al. Am J Kidney Disease. 2010; 5(2): 316-25. 5. Gillespie RS, et al. Ped Nephro. 2004; 19(12): 1394-99.

8 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

Diuretics, the current standard of care, have significant limitations leaving a gap in clinical care

Diuretics provide insufficient symptom relief and are **associated with in hospital worsening heart failure** and **increased mortality** after discharge[1]

- High risk of readmissions [1]
- Long-term use of diuretics is associated with kidney damage[1-4]
- Efficacy of diuretic use in HF & CV surgery patients
  - **10-40%**[5] have poor diuretic response
  - **68%**[5] show sub-optimal response

"Diuretic resistance has been a well-known challenge in the care of these patients, and not surprisingly is tied to worse prognosis."[6]

"Extracorporeal Ultrafiltration for Acute Heart Failure"
Cardiorenal Medicine Journal

1. Costanzo MR, et al. *JACC*. 2017;69(19)2428-2445. 2. Felker MG & Mentz RJ. *JACC*. 2012;59(24):2145-53. 3. Al-Naher et al. *Br J Clin Pharmacol*. 2018 Jan; 84(1): 5–17. 4. Butler J et al. *Am Heart J*. 2004 Feb;147(2):331-8. 5. Testani JM, et al. *Circ Heart Fail*. 2016;9(1):e002370. 6. Kazory et al. Cardiorenal Med 2023;13:1-8. doi: 10.1159/000527204.

9 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

 Market OpportunityAcross our three strategic patient categories, we have an enormous opportunity to improve outcomes for Fluid Overload patients across multiple hospital specialty units.

With a large and expanding addressable market, Nuwellis stands at the forefront of a transformative healthcare opportunity

Outpatient market opportunity adds $0.5B+ to addressable market (heart failure and advanced liver disease)

$2B+ TAM

Heart Failure

$1B Market[1]

~30% of current Nuwellis sales

Critical Care

$900M Market[1]

~40% of current Nuwellis sales

Pediatric

$130M Market[1]

~30% of current Nuwellis sales

1. See Appendix.
2. Approved for use in pediatric patients weighing 20 kg or more.

11 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

 Differentiated SolutionsNuwellis is a different company today

 Aquadex represent our foundation, positioning the company to effectively address significant market opportunities  Collaborations  Patent Portfolio  Products  Console  Circuit  Peripheral Access  Accuracy & Safety  Guided Therapy  Robust clinical foundation reinforces strategic technology expansion and collaboration

 Our hero therapy:  Aquadex®A clinically superior solution for Fluid Overload  The only device of its kind in the market

 Filtered blood returns to the patient via the infusion line  5  Blood is taken from the patient via the withdrawal line using proprietary catheters technology  1  The blood is pushed through the filter by the blood pump  (0-40 ml per minute)  2  The ultrafiltration pump withdraws fluid across filter membrane using negative pressure  Hematocrit sensor monitors preset hematocrit limits  3  Ultrafiltration pump can pull 0-500 ml of fluid per hour  4  How the Aquadex system works  Predictable and precise fluid removal

 At a Recent Late Breaking Clinical Trials, Significant Reduction in HF Events and HF Hospitalization at 30 Days  Presented at THT 2024 in early March, a re-appraisal of a 224-patients randomized controlled trial (AVOID-HF) demonstrated statistically significance reductions at 30 days.  THT Boston 2024 – Featured Late-Breaking Clinical Science Abstract III – Aquapheresis for Management of Decompensated Heart Failure: A Re-appraisal of AVOID-HF

Aquadex

A proven and predictable solution for Fluid Overload.

aquadex SmartFlow®

1.74 fewer hospitalizations[1]

At one year after Aquadex therapy treatment, compared to 2.14 before treatment

12.4% readmission rate

Compared to the 24% national average at 30 days[1]

$3,975 in average savings

Reduces length of hospital stay when initiated early, resulting in average savings of $3,975 (14%)[6-7]

Over $2B addressable market

Reintroduced in 2016

- An estimated 25,700 patients treated across all three of our customer categories[9]
- From proprietary technology to unmatched advantages in Fluid Overload therapy, Aquadex has the potential to be the standard of care for diuretic resistant patients

Product Strategy & Differentiation

- More effective in decongesting resulting in stabilized or improved cardiac hemodynamics[2-5]
- Easier to set-up than CRRT; built-in Hematocrit sensor allows real-time measurement of blood volume changes
- Designed for multiple settings: ICU, Stepdown Unit, Telemetry Unit, HF Floor, and Outpatient – versus ICU only for CRRT
- Predictably removes excess isotonic fluid (water and sodium)[8]
- No significant changes to kidney function[1]

1. Watson R. et al. *J Cardiac Fail.* 2020; 26(10): s56. 2. Kiziltepe, U, et al. *Ann Thorac Surg.* 2001;71(2): 684-93. 3. Sahoo, TK, et al. Indian J Thorac Cardiovas Surg. 2007;23(2): 116-24. 4. Boga et al. *Perfusion.* 2000;15:143-50. 5. Onoe et al. *Perfusion.* 2001;16:37-42.65. 6. Costanzo MR et al. *JACC.* 2005; 46(11); 2457-51. 7. Costanzo, et. al., ISPOR 23rd Annual Int'l Mtg., May 19-23, 2018, Baltimore, MD, USA. 8. Kazory A, Sgarabotto L, Ronco C: Extracorporeal Ultrafiltration for Acute Heart Failure. Cardiorenal Med 2023;13:1-8. doi: 10.1159/000527204. 9. Utilization figures are based upon Company estimates, including certain good faith assumptions of the number of blood circuits used per adult and per pediatric procedures, such that patients served equals total number of units sold divided by a per procedure estimate of circuit used per adult and pediatric patients.

17 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis®

 Coming soon:  Vivian™Our pediatric solution  On track for H1 2027 launch

 Received 510(k) and launched commerciallyin Q1 2020.  We’ve seen a steady increase in our pediatric business, providing patients with high mortality an opportunity at life1  1. Source: Menon S, et al. CJSN, 2019; 14: 1432-40. Aquadex is currently cleared for use in pediatric patients weighing 20 kg or more.  Attributes  Group 1: <10kg  Group 2: 10-20kg  Group 3: >20kg  # of Patients  N = 72   N = 13  N = 34  Primary disease  43% kidney  29% cardiac  54% kidney  31%other  38% kidney  28% cardiac  Survival at end of treatment (Aquadex)  43   (60%)  13   (100%)  33   (97%)  Group 1 patients traditionally do not receive any kind of therapy  “For our babies born with diseased or absent kidneys, Aquadex has given them a chance at life because in the past, there were no options to treat these patients.”  Kara Short  MSN, CRNP, NICU nurse practitioner at Alabama Children’s Hospital  Improved patient survival at end of treatment  4-10 circuits/pts  3-6 consoles per hospital  Pediatrics represents a $130M TAM

Introducing Vivian™

Therapy to fill crucial gaps, offering a lifeline to critically ill neonates and children

Vivian

Ultrafiltration
Hemofiltration
Hemodialysis

8.5x mortality

Fluid Overload drives pediatric morbidity and mortality risk in critically ill patients

Children with >20% fluid overload had an odds ratio for mortality of 8.5 compared to children with <20% FO [1,2]

60% survival to end therapy

Providing renal support and hemodynamic stability can be life-saving

In patients <20 kg who primarily received Slow Continuous Ultrafiltration (SCUF)[3]

$130m addressable pediatric market

Launch best-in-class pediatric CRRT system, H1 2027

- Early feedback from pediatric nephrologists: "This will be a game-changer for us." Nuwellis Pediatric Advisory Board member

Product Strategy & Differentiation

- Integrates Ultrafiltration with Hemofiltration and Hemodialysis capabilities
- Expected broadest weight indication: 2.5 kg +
- Safety features: lowest extracorporeal blood volume; built-in hematocrit sensor
- Clinician-driven UX design
- Product name: "Viv" Latin root means life; Vivian – Lady of the Lake in King Arthur, allusion to Land of 10,000 Lakes

1. Sutherland SM, et al. American Journal of Kidney Diseases, vol. 55, no. 2, pp. 316-325, February 2010, 2. Gillespie RS, et al. Pediatric Nephrology, vol. 19, no. 12, pp. 1394-1399, December 2004., 3. Menon S, et al. CJSAN, vol 14, October 2019.

20 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

 External Pump Detection  Hemolysis/Blood Leak Detector  Accounting for Density  Auto Clamp  Transport Mode  Self-loading/Self-emptying Bags  Open vs. Closed Loop  Filter Clotting Prevention  Source LineConnection  Peripheral Flow Improvements  Dual LumenCatheter  Plasma and Blood Volume Measurement  Physiological Parameters Guidance  Console  Circuit  Peripheral Access  Accuracy & Safety  Guided Therapy  We are keenly focused on developing novel technology with a strong IP portfolio  Robust and evolving portfolio of patents circling the technology   19 Nuwellis patent applications (US & EU) in addition to licensed IP from Baxter  Wide technology scope coverage  16 novel patents with protection to 2043+

 Strategic CollaborationsOur collaborations with DaVita and SeaStar are expanding market access, bolstering technology offerings, and accelerating Nuwellis growth trajectory.

DaVita

In June of 2023, we launched a supply and collaboration agreement with DaVita to expand the access of Aquadex therapy for heart failure

790+ hospital partnerships[1]

2,500+ clinic[1]

65,000+ employees[1]

11.6B in revenue in 2022[1]

1. Used with permission from DaVita

SeaStar Medical

SeaStar distribution and licensing agreement to offers a new Selective Cytopheretic Device (SCD-PED) for pediatric patients with AKI

77% survival rate[1]
At day 60

NO dialysis dependency[2]
At day 60

2x length of stay in ICU for patients with AKI
(8 days vs. 4 days) as ICU patients without AKI[3]

1) Use of the Selective Cytopheretic Device to Support Critically Ill Children Requiring Continuous Renal Replacement Therapy: A Probable Benefit-Risk Assessment Stuart L. Goldstein, Nicholas J. Ollberding, David J. Askenazi, Rajit K. Basu, David T. Selewski, Kelli . Krallman, Lenar Yessayan, H. David HumesmedRxiv 2023.08.22.23294378; doi: https://doi.org/10.1101/2023.08.22.23294378 **2)** SL Goldstein et al.: The Selective Cytopheretic Device in Children; Kidney International Reports (2021) **3)** De Zan F, Amigoni A, Pozzato R, Pettenazzo A, Murer L, Vidal E. Acute Kidney Injury in Critically Ill Children: A Retrospective Analysis of Risk Factors. Blood Purif. 2020;49(1-2):1-7. doi: 10.1159/000502081. Epub 2019 Aug 5. PMID: 31382259.

23 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

 Financial Snapshot Key Milestones Executive TeamInvestment Highlights

 With a track record of revenue growth, we believe our strategy will lead to continued revenue growth  Annual Revenue ($000)  Cash   $1.4 million as of Mar 31, 2024  NO Debt  Capitalization Table as of June 30th, 2024

Key milestones


Legend:
Clinical Milestone
Commercial Milestone
Product Milestone
Partnership/Acquisition
2023
2024
2025
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Execute DaVita Supply & Collaboration agreement
Launch DaVita pilot program
Enroll 80th patient in REVERSE-HF clinical trial
FDA 510(k) clearance of 12cm dual-lumen length catheter (dELC)
Commercial launch of SeaStar's SCD for pediatric AKI Branded *Quelimmune**
Completion of DaVita pilot program
Potential increase in reimbursement for outpatient
IDE Anticipated approval for Vivian™
Enrollment completion REVERSE-HF clinical trial

- On May 20, 2024, SeaStar sent a notice alleging that Nuwellis has breached its license and distribution agreement with SeaStar. Nuwellis believes that the alleged breach allegation is without merit and that Nuwellis has fully complied with the terms of the license and distribution agreement. Nonetheless, the license and distribution agreement provides Nuwellis with a ninety-day cure period. As of the date hereof, SeaStar has honored Nuwellis' most recent purchase orders under the license and distribution agreement.

26 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

Our diverse leadership team boasts extensive industry experience and a successful history of commercialization



Nestor Jaramillo, Jr.
President & Chief Executive Officer



Rob Scott
Chief Financial Officer



Sandra Eayrs
Chief Human Resources Officer



Megan Cotts
VP of Clinical Research and Reimbursement



John Kowalczyk
Senior Vice President of Sales & Marketing



John Jefferies, M.D.
Chief Medical Officer



Neil P. Ayotte
General Counsel, SVP & Chief Compliance Officer

- **Seasoned Leadership:** Over 200 years' ofcollective experience in clinical practice and the medical device industry, with significant tenures at industry leaders such as Medtronic, Boston Scientific, and Abbott/St. Jude Medical.
- **Commercialization Prowess:** Demonstrated success in commercializing various therapies, showcasing the team's ability to bring innovative medical devices to market effectively.
- **Strategic Industry Involvement:** In-depth industry knowledge and strategic insights gained from working with major players in the medical device sector.
- **Adaptive Management:** Dynamic management style with a history of successfully navigating challenges and adapting to evolving market dynamics.
- **Innovative Contribution:** Track record of contributing to the growth and success of previous ventures through innovation and product development.

27 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION
©2024 Nuwellis, Inc.
nuwellis

 Investment Highlights  $2B+ TAM  Positive ROI  Clinical Evidence  Scalable Consumables  Commercial Infrastructure  Product Pipeline  Leadership Team  $2B+ and growing addressable market in critical need  Attractive clinical + economic benefits to hospitals and healthcare system  Robust body of clinical evidence demonstrating the success of our products  Scalable consumables driven growth  Commercial infrastructure leverage  Novel product pipeline along with an expanding IP Portfolio for continued expansion  Highly experienced leadership perfectly positioned to drive our growth strategy  We’re confident that the key catalysts we will pursue in 2024 should support a valuation of 3-5x revenue.

 Thank you!

 Appendix

 DaVita pilot to commercialization  In June of 2023, we launched a supply and collaboration agreement with DaVita to expand the access of Aquadex therapy for Fluid Overload patients  790+ hospital partnerships1  2,500+ clinic1  11.6B in revenue in 20221  65,000+ employees1  Collaboration Strategy  Pilot Aquadex to treat adult patients with congestive heart failure in select U.S. markets   Offer Aquadex to patients across a network of hospitals and outpatient clinics  Enable accelerated commercial expansion of Aquadex  Provides DaVita the option to acquire up to 19.9% of Nuwellis     Expected Collaboration Benefits   Improved patient outcomes and lower long-term cost of care for hospitals and health care system  Reduce related healthcare costs for providers and payers   Accelerated Aquadex market penetration  Provides DaVita with a new therapy offering  1. Used with permission from DaVita

SeaStar Distribution and Licensing Agreement

SEASTAR MEDICAL

SeaStar distribution and licensing agreement offers a new Selective Cytopheretic Device (SCD-PED) for pediatric patients with AKI

77% survival rate[1]

At day 60

NO dialysis dependency[2]

At day 60

2x length of stay in ICU for patients with AKI

(8 days vs. 4 days) as ICU patients without AKI[3]

Collaboration Strategy

- Launch market-first SCD-PED device (2024)
- Offer new product to existing Nuwellis pediatric customers
- Develop relationships at new pediatric accounts to support Vivian launch in 2027
- Explore Nuwellis manufacturing viability for SCD
- Strengthen Nuwellis pediatric product portfolio

Expected Collaboration Benefits

- New revenue stream
- Therapeutic diversification
- Strong strategic fit with Vivian

1) Use of the Selective Cytopheretic Device to Support Critically Ill Children Requiring Continuous Renal Replacement Therapy: A Probable Benefit-Risk Assessment Stuart L. Goldstein, Nicholas J. Ollberding, David J. Askenazi, Rajit K. Basu, David T. Selewski, Kelli . Krallman, Lenar Yessayan, H. David HumesmedRxiv 2023.08.22.23294378; doi: https://doi.org/10.1101/2023.08.22.23294378 **2)** SL Goldstein et al.: The Selective Cytopheretic Device in Children; Kidney International Reports (2021) **3)** De Zan F, Amigoni A, Pozzato R, Pettenazzo A, Murer L, Vidal E. Acute Kidney Injury in Critically Ill Children: A Retrospective Analysis of Risk Factors. Blood Purif. 2020;49(1-2):1-7. doi: 10.1159/000502081. Epub 2019 Aug 5. PMID: 31382259.

32 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

 Market ValidationReal-world testimonials and clinical studies provide meaningful validation for Nuwellis' products.

Ultrafiltration: Positive ROI, clinical and economic benefits

81% reduction in heart failure hospitalizations per year

10-Year, real-world experience with ultrafiltration[1]

AHJ
American Heart Journal

Newly published

Abingtonn Hospital Jefferson Health

- Retrospective, single center analysis
- **334 consecutive** acutely decompensated heart failure patients
- Cohort of patients in study were sicker than those in other clinical trials
- Treated with adjustable-rate UF using Aquadex
- Weight loss due to fluid removal
- Unchanged kidney function

HF Hospitalizations

Average 2.14 hospitalizations per year before Aquadex Ultrafiltration

1 Year after Aquadex ultrafiltration Average 0.4 hospitalizations

Hospital Readmissions

National Average	
24% at 30 days[2]	12.4% at 30 days
	14.9% at 90 days
50% at 6 months	27.3% at 1 year

Significant quality of life improvement for the patients as well as savings to the healthcare system and to the individual hospitals

1. Watson R et al. *J Cardiac Fail.* 2020; 26(10): s56. 2. Costanzo MR, et al. *JACC.* 2017 May 16;69(19):2428-2445.

34 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

Peer-reviewed publication advocates for early clinical application of ultrafiltration in diuretic resistant patients

Diuretic shortcomings leave a gap in clinical care

"The efficacy of diuretics gradually decreases as (heart failure) progresses in a significance subset of patients."

"Diuretic resistance has been a well-known challenge in the care of these patients, and not surprisingly is tied to worse prognosis."


Cardiorenal
Medicine

"Extracorporeal Ultrafiltration for Acute Heart Failure"
Cardiorenal Medicine Journal

Pooled data from seven randomized controlled trials of ultrafiltration, 771 patient participants

"Extracorporeal ultrafiltration has emerged as an option to overcome shortcomings of diuretics"

- Predictable, adjustable, and more efficient fluid removal with ultrafiltration compared to diuretics
- Applicability in other clinical settings, such as cardiac surgery, burn and other specialty units
- Potential to expand use of ultrafiltration into outpatient centers and other ambulatory settings

Kazory A, Sgarabotto L, Ronco C: Extracorporeal Ultrafiltration for Acute Heart Failure. Cardiorenal Med 2023;13:1-8. doi: 10.1159/000527204.

35 | FOR INVESTOR PURPOSES ONLY: NOT FOR PRODUCT PROMOTION ©2024 Nuwellis, Inc.

nuwellis

With 15 sites and 125 patients enrolled, we are in the midst of executing our REVERSE-HF Clinical Study with Aquadex  Planning + Enrollment  Execution  Analysis + Publication  Protocol design based on AVOID-HF trial  Target 20 sites  Goal; enroll 372 patients by end of 2024  16 sites activated  80 patients enrolled at end of 2023  Interim analysis at 80% enrollment  Final analysis and publication H2 2025  Ongoing REVERSE-HF randomized controlled trial to support driving ultrafiltration to standard of care  As of July 12, 2023

 Growth StrategyWe aim to achieve sustainable expansion and market leadership through strategic growth plans and tactics.

 Our strategic growth plan emphasizes four key efforts  1  2  3  4  We’ve structured our sales and marketing team to ensure seamless execution